UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 2, 2013

(Date of earliest event reported)

Callidus Software Inc.

 (Exact name of registrant as specified in its charter)

CA	000-50463	77-0438629
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6200 Stoneridge Mall Road, Suite 500 Pleasanton, California		94588
(Address of principal executive offices)		(Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On December 2, 2013, Callidus Software Inc. (“Callidus”) entered into a Settlement Agreement with TQP Development, LLC (“TQP”) pursuant to which, for no monetary consideration: 1) TQP agreed to dismiss with prejudice its outstanding suit against Callidus in the United States District Court for the Eastern District of Texas Marshall Division, which alleged that Callidus infringed U.S. Patent No. 5,412,730, and 2) Callidus agreed to withdraw its petition with the United States Patent and Trademark Office Patent Trial and Appeal Board for covered business method patent review of U.S. Patent No. 5,412,730.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2013	CALLIDUS SOFTWARE INC.

	By:	/s/ Bob L. Corey
Bob L. Corey
Senior Vice President, Chief Financial Officer